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                                                               Exhibit 10k-4


                             AMERITECH CORPORATION

                          1997 STOCK OPTION AGREEMENT



Date of Agreement: January 14, 1997

     1. In accordance with, and subject to, the provisions of the Ameritech 1989 Long Term Incentive Plan (the "Plan"), Ameritech Corporation, a Delaware corporation (the "Company"), hereby grants to_________________ (the "Participant") a Non-Qualified Stock Option to purchase ___________ shares of Common Stock of the Company.

     2. The option price of each share of Common Stock subject to this Agreement shall be $58.94 (the "Option Price").

     3. The Non-Qualified Stock Option granted by this Agreement shall become exercisable as follows:

          (i)   on and after January 14, 1998 as to______________ shares;
          (ii)  on and after January 14, 1999 as to______________ shares; and
          (iii) on and after January 14, 2000 as to______________ shares.

Such Non-Qualified Stock Option shall become exercisable as to all of such shares if the Participant's employment is terminated by reason of retirement at age 65 (or retirement prior to age 65 with the Company's approval) under a Company or subsidiary retirement plan after December 31, 1997. Such Non-Qualified Stock Option shall expire ten years and one day after the date of this Agreement, or, subject to the provisions of the following sentence, if earlier, on the date that is 30 days after the date the Participant's employment by the Company and its subsidiaries is terminated for any reason other than cause. The portion of such Non-Qualified Stock Option which is exercisable as of the date on which the Participant's employment is terminated by reason of the Participant's death, disability, or retirement at age 65 (or retirement prior to age 65 with the Company's approval) under a Company or subsidiary retirement plan shall terminate on the earlier of ten years and one day from the date of this Agreement or one year after the date of termination by death or disability or five years after the Participant's retirement date if the Participant is not in Corporate Resource grade 5 (CR5) or higher at such retirement date.

     4. The Non-Qualified Stock Option may be exercised, in whole or in part, by filing a written notice (in the form attached hereto) with the Secretary of the Company at its corporate headquarters prior to the date the Non-Qualified Stock Option expires. Such notice shall specify the number of shares of Common Stock with respect to which the option to purchase is being exercised. Unless shares are retained for the purpose of tax withholding pursuant to paragraph I-10 of the Plan, the Participant will, upon request of the Company, submit a check for an amount equal to the amount required to be withheld
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by the Company on account of federal, state, and local taxes. Payment of the
Option Price shall be by cash, by certified or cashier's check payable to the Company, by delivery of shares of Common Stock having an aggregate fair market value which is equal to the amount of cash which would be required (unless otherwise provided by rules established by the Committee from time to time) or by compliance with the "cashless exercise" procedures established by the Committee.

     5. The Non-Qualified Stock Option granted by this Agreement is not transferable, except by will or the laws of descent and distribution, and may be exercised during the lifetime of the Participant only by the Participant and after the death of the Participant by the person or persons designated by the Participant to be his beneficiary in accordance with the provisions of the Plan.

     6. Nothing herein contained shall confer on the Participant any right with respect to continuation of employment by the Company or its subsidiaries, or interfere with the right of the Company or its subsidiaries to terminate at any time the employment of the Participant or, except as to shares of Common Stock actually delivered, confer any rights as a stockholder upon the holder thereof.

                                                    AMERITECH CORPORATION



                                                    By:   /s/  Bruce B. Howat
                                                         -----------------------
                                                         Its Corporate Secretary

                                       2
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                             AMERITECH CORPORATION

             1997 STOCK OPTION WITH DIVIDEND EQUIVALENTS AGREEMENT



Date of Agreement: January 14, 1997

     1. Ameritech Corporation, a Delaware corporation (the "Company"), hereby grants to__________________________( the "Participant") a Non-Qualified Stock Option in accordance with, and subject to the provisions of, the 1989 Long
Term Incentive Plan (the "Plan") to purchase____shares of the Company's Common Stock at the price per share of $58.94 (the average of the high and low trading prices for the Company's Common Stock in the New York Stock Exchange-Composite Transactions on January 14, 1997)(the "Option Price").

     2. Such Non-Qualified Stock Option shall become exercisable in three installments as follows:

     (i)   on and after January 14, 1998 as to______________ shares;

     (ii)  on and after January 14, 1999 as to______________ shares; and

     (iii) on and after January 14, 2000 as to______________ shares.

Such Non-Qualified Stock Option shall become exercisable as to all of such shares if the Participant's employment is terminated by reason of retirement at age 65 (or retirement prior to age 65 with the Company's approval) under a Company or subsidiary retirement plan ("Retirement") on or after December 31, 1997. Notwithstanding the foregoing, such Non-Qualified Stock Option shall be exercisable only at such time or times as the Fair Market Value (as defined in the Plan) exceeds the Option Price. Such Non-Qualified Stock Option shall expire ten years and one day after the date of this Agreement, or, subject to the provisions of the following sentence, if earlier, (i) on the date the Participant's employment by the Company and its subsidiaries is terminated as to all shares then subject to such Non-Qualified Stock Option if such termination is for cause and in any event as to the portion of such Non-Qualified Stock Option which is not exercisable as of such date of termination and (ii) on the date that is 30 days after the date the Participant's employment by the Company and its subsidiaries is terminated for any reason other than cause as to the portion of such Non-Qualified Stock Option which is exercisable as of such date of termination. The portion of such Non-Qualified Stock Option which is exercisable as of the date on which the Participant's employment is terminated by reason of the Participant's death, disability or Retirement shall terminate on the earlier of ten years and one day from the date of this Agreement or one year after the date of termination by death or disability or five years after the Participant's retirement date if the Participant is not in Corporate Resource 5 (CR5) or equivalent or higher at such retirement date.
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     3.  As of each date (a "Record Date") on which a record of the Company's shareowners is taken, on or before the earlier of January 14, 2002 or the date the Participant's employment by the Company and its subsidiaries is terminated for any reason other than Retirement, for the purpose of payment of a cash dividend on the Company's Common Stock, there shall be credited to an account maintained for the Participant a number of stock units ("Stock Units") determined by dividing the aggregate amount of the cash dividend that would have been paid on the shares then subject to the option ("Shares") and the Stock Units then in the Participant's account if such shares and Stock Units had been issued and outstanding on the Record Date by the average of the Fair Market Values (as defined in the Plan) on the first and last trading days of the calendar quarter immediately preceding the payment date of the dividends for such Record Date, such Stock Units to be distributed to the Participant in the form of shares of the Company's Common Stock as follows: on the first day of the second month of each calendar quarter (the "Interim Distribution Date"), there shall be distributed to the Participant (each an "Interim Distribution") a number of Stock Units equal to the number of Stock Units then credited to the Participant's account multiplied by the result obtained by subtracting from one
(1) a fraction, the numerator of which shall be the number of Shares as to which Stock Units were credited to the Participant's account on the immediately preceding Record Date and the denominator of which shall be the number of Shares as to which Stock Units were credited to the Participant's account on the Record Date immediately preceding the Record Date used to determine the numerator of such fraction, provided that if the Fair Market Value of the Company's Common Stock is equal to or less than the Option Price on such Interim Distribution Date, such distribution shall not be made until the next Interim Distribution Date (if any) on which the Fair Market Value of the Company's Common Stock exceeds the Option Price. To the extent not theretofore distributed, all Stock Units credited to the Participant's account as of January 14, 2002 shall be distributed to the Participant (the "Final Distribution") as soon as practicable after January 14, 2002 if the Fair Market Value of the Company's Common Stock exceeds the Option Price on such date, and if not then on the first day of each succeeding calendar quarter (i.e., April 1, July 1, October 1 and January 1) or on January 15, 2007 if the Fair Market Value on such date exceeds the Option Price, and provided further that the Participant may elect to defer the Final Distribution of Stock Units under the Corporate Resource Deferral Plan (the "Deferral Plan") by filing an election therefor in the manner and within the time prescribed by rules established from time to time by the administrator of the Deferral Plan. In the event the Participant's employment by the Company and its subsidiaries is terminated, all accrued Stock Units shall immediately be cancelled if such termination is for cause. If such termination is not for cause, the number of Stock Units in the Participant's account as of the date of termination shall be multiplied by a fraction, the numerator of which shall be the number of shares as to which the Non-Qualified Stock Option is exercisable as of the date of such termination and the denominator of which shall be the total number of shares then subject to such Non-Qualified Stock Option (whether or not then exercisable). The number of Stock Units in the Participant's account in excess of the number resulting from such multiplication (if any) shall be cancelled. The number of Stock Units remaining in the Participant's account after such cancellation (if any) shall remain subject to this Agreement and be available for Interim Distributions and the Final Distribution in
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accordance with and subject to the terms hereof for (i) 120 days after the date of termination of Participant's employment if such termination is for any reason other than Retirement, death, or disability, (ii) one year and 120 days after the date of a termination by death or disability and (iii) ten years and one day from the date of this Agreement if such termination is by reason of Retirement or (if earlier) five years after Participant's retirement date if the Participant is not in Corporate Resource grade 5 (CR5) or equivalent or higher at such retirement date.

     4. The Non-Qualified Stock Option may be exercised, in whole or in part, by filing a written notice (in the form attached hereto) with the Secretary of the Company at its corporate headquarters prior to the date the Non-Qualified Stock Option expires. Such notice shall specify the number of shares of Common Stock with respect to which the option to purchase is being exercised. Unless shares are retained for the purpose of tax withholding pursuant to paragraph I-10 of the Plan, the Participant will, upon request of the Company, submit a check for an amount equal to the amount required to be withheld by the Company on account of federal, state and local taxes. Subject to the provisions of the following sentence, payment shall be by cash, certified or cashier's check payable to the Company or by compliance with the "cashless exercise" procedures established by the Committee. To the extent permitted by rules established by the Committee and in effect at the time of notice of exercise is given, all or a portion of such required amount may be paid by delivery of shares of Common Stock having an aggregate fair market value which is equal to the amount of cash which would otherwise be required.

     5. The Non-Qualified Stock Option granted by this Agreement is not transferable, except by will or the laws of descent and distribution, and may be exercised during the lifetime of the Participant only by the Participant and after the death of the Participant by the person or persons designated by the Participant to be his beneficiary in accordance with the provisions of the Plan.

     6. Nothing herein contained shall confer on the Participant any right with respect to continuation of employment by the Company or its subsidiaries, or interfere with the right of the Company or its subsidiaries to terminate at any time the employment of the Participant or, except as to shares of Common Stock actually delivered, confer any rights as a stockholder upon the holder thereof.

                                                    AMERITECH CORPORATION



                                                    By:   /s/ Bruce B. Howat
                                                       ------------------------
                                                        Its Corporate Secretary